Exhibit 99.1

Sealed Air Corporation 8215 Forest Point Boulevard Charlotte, NC 28273
	Investor Contact: Lori Chaitman 201-703-4161	Media Contact: Ken Aurichio 201-703-4164

For release: June 8, 2015

SEALED AIR COMMENCES OFFER FOR 8.375% SENIOR NOTES DUE 2021

CHARLOTTE, N.C., Monday, June 8, 2015 – Sealed Air Corporation (“Sealed Air” or the “Company”) (NYSE: SEE) today announced that it has commenced a cash tender offer to purchase any and all of the outstanding $750 million in aggregate principal amount of 8.375% Senior Notes due 2021 of the Company, CUSIP Nos. 81211K AR1 and U81193 AJ0 (the “2021 Notes”), on the terms and subject to the conditions set forth in the Offer to Purchase, dated the date hereof (as the same may be amended or supplemented from time to time, the “Offer to Purchase”), in the related Letter of Transmittal (as the same may be amended or supplemented from time to time, the “Letter of Transmittal”) and in the related Notice of Guaranteed Delivery (as the same may be amended or supplemented from time to time, the “Notice of Guaranteed Delivery”). The tender offer is referred to herein as the “Offer.” The Offer to Purchase, the Letter of Transmittal and the Notice of Guaranteed Delivery are referred to herein collectively as the “Offer Documents.”

The total consideration for each $1,000 principal amount of 2021 Notes purchased pursuant to the Offer will be $1,132.51 (the “Total Consideration”). Holders must validly tender (and not validly withdraw) their 2021 Notes at or before the Expiration Time (as defined below) in order to be eligible to receive the Total Consideration. In addition, holders whose 2021 Notes are purchased in the Offer will receive accrued and unpaid interest from the last interest payment date to, but not including, the applicable payment date for the 2021 Notes. We expect the Payment Date (as defined in the Offer to Purchase) to occur on June 16, 2015.

The Offer will expire at 5:00 p.m., New York City time, on June 12, 2015 (such time and date, as it may be extended, the “Expiration Time”), unless earlier terminated by the Company. The 2021 Notes tendered may be withdrawn before the earlier of (i) the Expiration Time, and (ii) if the Offer is extended, the 10th business day after commencement of the Offer, by following the procedures described in the Offer to Purchase.

The Company’s obligation to accept for purchase and to pay for the 2021 Notes validly tendered and not withdrawn pursuant to the Offer is subject to the satisfaction or waiver, in the Company’s discretion, of certain conditions, which are more fully described in the Offer to Purchase, including, among others, the Company’s receipt of aggregate proceeds (before initial purchasers’ discounts, fees and other offer expenses) of at least $750 million from an offering of new senior dollar and euro-denominated notes, on terms satisfactory to the Company. The complete terms and conditions of the Offer are set forth in the Offer Documents, which are being sent to holders of the 2021 Notes. Holders of the 2021 Notes are urged to read the Offer Documents carefully.

Copies of the Offer to Purchase, the Letter of Transmittal and the Notice of Guaranteed Delivery are available at the following web address: http://www.gbsc-usa.com/sealedair/.

Morgan Stanley & Co. LLC and BNP Paribas Securities Corp. have been engaged to act as the dealer managers in connection with the Offer. Merrill Lynch, Pierce, Fenner & Smith Incorporated has been engaged to act as co-dealer manager in connection with the Offer. Any questions regarding the terms of the Offer should be directed to Morgan Stanley & Co. LLC at (800) 624-1808 (U.S. toll free) or (212) 761-1057 (collect) or BNP Paribas Securities Corp. at (888) 210-4358 (U.S. toll free) or (212) 841-3059 (collect).

Global Bondholder Services Corporation is serving as the depositary and information agent in connection with the Offer. Any questions regarding procedures for tendering 2021 Notes or any request for additional copies of the Offer Documents should be directed to Global Bondholder Services Corporation by phone at (866) 924-2200 (U.S. toll-free) or (212) 430-3774 (banks and brokers) or in writing at 65 Broadway – Suite 404, New York, NY 10006.

The Offer is being made solely by means of the Offer Documents. Under no circumstances shall this press release constitute an offer to purchase or the solicitation of an offer to sell the 2021 Notes or any other securities of the Company or any other person, nor shall there be any offer or sale of any 2021 Notes or other securities in any state or jurisdiction in which such an offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No recommendation is made as to whether holders of the 2021 Notes should tender their 2021 Notes.

Business

Sealed Air creates a world that feels, tastes and works better. In 2014, the Company generated revenue of approximately $7.8 billion by helping our customers achieve their sustainability goals in the face of today’s biggest social and environmental challenges. Our portfolio of widely recognized brands, including Cryovac® brand food packaging solutions, Bubble Wrap® brand cushioning and Diversey® cleaning and hygiene solutions, enables a safer and less wasteful food supply chain, protects valuable goods shipped around the world and improves health through clean environments. Sealed Air has approximately 24,000 employees who serve customers in 175 countries. To learn more, visit www.sealedair.com. Information on Sealed Air’s website is not incorporated into, and does not form a part of, this press release.

Website Information

We routinely post important information for investors on our website, www.sealedair.com, in the “Investor Relations” section. We use this website as a means of disclosing material, non-public information and for complying with our disclosure obligations under Regulation FD. Accordingly, investors should monitor the Investor Relations section of our website, in addition to following our press releases, SEC filings, public conference calls, presentations and webcasts. The information contained on, or that may be accessed through, our website is not incorporated by reference into, and is not a part of, this document.

Forward-Looking Statements

This press release contains “forward-looking statements” within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 concerning our business, consolidated financial condition and results of operations. Forward-looking statements are subject to risks and uncertainties, many of which are outside our control, which could cause actual results to differ materially from these statements. Therefore, you should not rely on any of these forward-looking statements. Forward-looking statements can be identified by such words as “anticipates,” “believes,” “plan,” “assumes,” “could,” “should,” “estimates,” “expects,” “intends,” “potential,” “seek,” “predict,” “may,” “will” and similar references to future periods. All statements other than statements of historical facts included in this press release regarding our strategies, prospects, financial condition, operations, costs, plans and objectives are forward-looking statements. Examples of forward-looking statements include, among others, statements we make regarding expected future operating results, expectations regarding the results of restructuring and other programs, anticipated levels of capital expenditures and expectations of the effect on our financial condition of claims, litigation, environmental costs, contingent liabilities and governmental and regulatory investigations and proceedings. The following are important factors that we believe could cause actual results to differ materially from those in our forward-looking statements: the cash tax benefits associated with the Settlement agreement (as defined in our 2014 Annual Report on Form 10-K), global economic and political conditions, changes in our credit ratings, changes in raw material pricing and availability, changes in energy costs, competitive conditions, success of our restructuring activities, currency translation and devaluation effects, the success of our financial growth, profitability, cash generation and manufacturing strategies and our cost reduction and productivity efforts, the effects of animal and food-related health issues, pandemics, consumer preferences, environmental matters, regulatory actions and legal matters, and the other information referenced in the “Risk Factors” section appearing in our most recent Annual Report on Form 10-K, as filed with the Securities and Exchange Commission, and as revised and updated by our Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. Any forward-looking statement made by us is based only on information currently available to us and speaks only as of the date on which it is made. We undertake no obligation to publicly update any forward-looking statement, whether written or oral, that may be made from time to time, whether as a result of new information, future developments or otherwise.